Exhibit 99.1

Worldwide Headquarters 1200 Willow Lake Boulevard St. Paul, Minnesota 55110-5101		Maximillian Marcy Investor Relations Contact 651-236-5062
NEWS	For Immediate Release	September 24, 2014

H.B. Fuller Reports Third Quarter 2014 Results

Third Quarter Adjusted Diluted EPS $0.421;

Third Quarter Diluted EPS $0.08;

Fourth Quarter Adjusted Diluted EPS Guidance Set At $0.60 to $0.70

ST. PAUL, Minn. – H.B. Fuller Company (NYSE: FUL) today reported financial results for the third quarter that ended August 30, 2014.

Items of Note for the Third Quarter of 2014:

•	Volume increased 2 percent compared to the prior year; organic growth outside the EIMEA region up 5 percent;

•	Completed closure of Wels, Austria production site;

•	Revised project management approach to accelerate the completion of the European business integration project and the enhancement of the SAP environment in North America;

•	After the end of the quarter, completed acquisition of ProSpec, a construction products business with strong customer relationships in key US markets.

Third Quarter 2014 Results:

Net income for the third quarter of 2014 was $4.0 million, or $0.08 per diluted share, versus net income from continuing operations of $27.2 million, or $0.53 per diluted share, in last year’s third quarter. Adjusted diluted earnings per share in the third quarter of 2014 were $0.421, down versus the prior year’s adjusted result of $0.741.

Net revenue for the third quarter of 2014 was $526.8 million, up 2.4 percent versus the third quarter of 2013. Higher volume and foreign currency translation positively impacted net revenue growth by 2.0 and 1.1 percentage points, respectively. Lower average selling prices negatively impacted net revenue growth by 0.7 percentage points. Organic revenue grew by 1.3 percent year-over-year.

Gross profit margin was down versus the prior year’s result due to a variety of factors including excess costs associated with the business integration project in Europe and Project ONE in North America and margin pressure in several operating segments related to raw material cost fluctuations. SG&A expense was well controlled, up only 2 percent versus the prior year’s third quarter, excluding certain non-recurring costs1.

“The delayed and costly execution of our SAP project in North America and European business integration project led to disappointing and unacceptable results this quarter,” said Jim Owens, H.B. Fuller president and chief executive officer. “We entered this fiscal year with plans that by the third quarter we would complete a major project in Europe, initiate a major systems upgrade project in North America, improve our organic growth rate and, at the same time, improve our margins and take another significant step forward toward our 2015 strategic goals. Our commitment and confidence in achieving our long term goals is clear and confirmed; however, the achievement of these goals will be delayed. We invested heavily this quarter to minimize disruptions to our customers and preserve our strong relationships and we took decisive actions to accelerate the completion of our major projects and move to normal operating conditions. More work is to be done in the fourth quarter but we expect our intensified focus on completing these projects will lead to improved operating performance in the fourth quarter and pave the way for a strong 2015, putting us back on track to achieve our long term goals of 15 percent EBITDA margin and solid organic growth.”

Balance Sheet and Cash Flow:

At the end of the third quarter of 2014, we had cash totaling $76 million and total debt of $563 million. This compares to second quarter 2014 cash and debt levels of $95 million and $566 million, respectively. Sequentially, net debt was up by $16 million. Cash flow from operations was positive $21 million in the third quarter. Capital expenditures were $34 million in the third quarter, with the bulk of this spending related to our ongoing business integration activities and to support Project ONE.

Year-To-Date Results:

Net income for the first nine months of 2014 was $39.1 million, or $0.76 per diluted share, versus net income from continuing operations of $74.0 million, or $1.44 per diluted share, in the first nine months of 2013. Adjusted total diluted earnings per share in the first nine months of 2014 were $1.691, down from the prior year’s result of $1.901.

Net revenue for the first nine months of 2014 was $1,556.8 million, up 2.9 percent versus the first nine months of 2013. Higher volume and foreign currency translation positively impacted net revenue growth by 3.2 and 0.3 percentage points, respectively. Lower average selling prices negatively impacted net revenue growth by 0.6 percentage points. Organic revenue grew by 2.6 percent year-over-year.

Gross profit margin for the first nine months was down relative to last year due primarily to excess costs related to ongoing project work related to the European business integration and Project ONE. SG&A expense was down 1 percent versus the prior year reflecting tight control of discretionary expenses, excluding certain non-recurring costs1.

Project ONE and Business Integration:

Project ONE is a multi-year project to install SAP application software as our global information technology platform in four phases over several years. The initial “go live” occurred in the North America region of our Americas operating segment in April of this year. The effort required to adopt the new system and return to normal productivity levels has been longer and more costly than we had anticipated. Currently the SAP system in North America is stable and fully supporting our business, though productivity is still below expectations. To address this situation we have taken several significant steps to restructure and refocus our efforts to accelerate the productivity improvement in the North America region. In addition, we have modified our phased implementation schedule, delaying the “go live” in Latin America to mid-2015 and postponing the implementation in Europe to sometime after 2015. These changes should accelerate the productivity improvements in North America and reduce the risk of business interruption in future go-live events.

In Europe the business integration project is nearing completion. We have experienced considerable delays in the final stages of this project and the costs associated with finalizing facility closures and bringing new assets up to full capacity continue to hinder the profitability of the EIMEA segment. To address these issues we have restructured and refocused our project management teams in Europe to accelerate the completion of all project work and rapidly move to continuous improvement mode. Completion of this project, expected by the first quarter of the 2015 fiscal year, will enable significant margin improvement and enhance our ability to drive organic growth.

Fiscal 2014 Outlook:

We are establishing fourth quarter 2014 adjusted diluted EPS guidance at a range of between $0.60 and $0.70. Our forward projection of our core tax rate remains at 29 percent; however, due to the shift in geographic mix of our profitability, we expect our core tax rate in fourth quarter of this year to be about 32 percent. Lastly, we have revised our full year capital expenditure forecast to $135 million.

Conference Call:

The Company will host an investor conference call to discuss third quarter 2014 results on Thursday, September 25, 2014, at 9:30 a.m. Central U.S. time (10:30 a.m. Eastern U.S. time). The conference call audio and accompanying presentation slides will be available to all interested parties via a simultaneous webcast at www.hbfuller.com under the Investor Relations section. The event is scheduled to last one hour. For those unable to listen live, an audio replay of the event along with the accompanying presentation will be archived on the Company’s website.

Regulation G:

The information presented in this earnings release regarding segment operating income, adjusted diluted earnings per share and earnings before interest, taxes, depreciation, and amortization (EBITDA) does not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the Company and its operating segments as well as the comparability of results. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results in the tables below.

About H.B. Fuller Company:

For over 125 years, H.B. Fuller has been a leading global adhesives provider focusing on perfecting adhesives, sealants and other specialty chemical products to improve products and lives. With fiscal 2013 net revenue of $2.05 billion, H.B. Fuller’s commitment to innovation brings together people, products and processes that answer and solve some of the world’s biggest challenges. Our reliable, responsive service creates lasting, rewarding connections with customers in packaging, hygiene, general assembly, electronic and assembly materials, paper converting, woodworking, construction, automotive and consumer businesses. And our promise to our people connects them with opportunities to innovate and thrive. For more information, visit us at www.hbfuller.com and subscribe to our blog.

Safe Harbor for Forward-Looking Statements:

Certain statements in this document may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties, including but not limited to the following: the Company’s ability to effectively integrate and operate acquired businesses; the ability to effectively implement Project ONE; political and economic conditions; product demand; competitive products and pricing; costs of and savings from restructuring initiatives; geographic and product mix; availability and price of raw materials; the Company’s relationships with its major customers and suppliers; changes in tax laws and tariffs; devaluations and other foreign exchange rate fluctuations; the impact of litigation and environmental matters; the effect of new accounting pronouncements and accounting charges and credits; and similar matters. Further information about the various risks and uncertainties can be found in the Company’s SEC 10-K filing for the fiscal year ended November 30, 2013. All forward-looking information represents management’s best judgment as of this date based on information currently available that in the future may prove to have been inaccurate. Additionally, the variety of products sold by the Company and the regions where the Company does business make it difficult to determine with certainty the increases or decreases in net revenue resulting from changes in the volume of products sold, currency impact, changes in product mix, and selling prices. However, management’s best estimates of these changes as well as changes in other factors have been included.

H.B. FULLER COMPANY AND SUBSIDIARIES

CONSOLIDATED FINANCIAL INFORMATION

In thousands, except per share amounts (unaudited)

	13 Weeks Ended	Percent of	13 Weeks Ended	Percent of
	August 30, 2014	Net Revenue	August 31, 2013	Net Revenue
Net revenue	$526,765	100.0%	$514,579	100.0%
Cost of sales	(401,611)	(76.2%)	(370,072)	(71.9%)

Gross profit	125,154	23.8%	144,507	28.1%
Selling, general and administrative expenses	(96,779)	(18.4%)	(90,604)	(17.6%)
Special charges, net	(12,343)	(2.3%)	(12,775)	(2.5%)
Other income (expense), net	(289)	(0.1%)	(1,046)	(0.2%)
Interest expense	(5,292)	(1.0%)	(4,579)	(0.9%)

Income from continuing operations before income taxes and income from equity method investments	10,451	2.0%	35,503	6.9%
Income taxes	(8,035)	(1.5%)	(10,290)	(2.0%)
Income from equity method investments	1,668	0.3%	1,937	0.4%

Income from continuing operations	4,084	0.8%	27,150	5.3%
Income from discontinued operations, net of tax	—	0.0%	1,211	0.2%

Net income including non-controlling interests	4,084	0.8%	28,361	5.5%
Net income attributable to non-controlling interests	(97)	(0.0%)	(92)	(0.0%)

Net income attributable to H.B. Fuller	$3,987	0.8%	$28,269	5.5%

Basic income per common share attributable to H.B. Fuller[a]
Income from continuing operations	0.08		0.54
Income from discontinued operations	—		0.02

	$0.08		$0.57

Diluted income per common share attributable to H.B. Fuller
Income from continuing operations	0.08		0.53
Income from discontinued operations	—		0.02

	$0.08		$0.55

Weighted-average common shares outstanding:
Basic	50,053		49,913
Diluted	51,297		51,127
Dividends declared per common share	$0.120		$0.100

a	Income per share amounts may not add due to rounding

Selected Balance Sheet Information (subject to change prior to filing of the Company’s Quarterly Report on Form 10-Q)

	August 30, 2014	November 30, 2013	August 31, 2013
Cash & cash equivalents	$75,544	$155,121	$160,259
Trade accounts receivable, net	345,104	331,125	318,611
Inventories	281,265	221,537	221,256
Trade payables	212,491	201,575	169,267
Total assets	1,937,518	1,873,028	1,800,483
Total debt	562,901	492,904	493,454

H.B. FULLER COMPANY AND SUBSIDIARIES

CONSOLIDATED FINANCIAL INFORMATION

In thousands, except per share amounts (unaudited)

	39 Weeks Ended	Percent of	39 Weeks Ended	Percent of
	August 30, 2014	Net Revenue	August 31, 2013	Net Revenue
Net revenue	$1,556,780	100.0%	$1,513,437	100.0%
Cost of sales	(1,155,926)	(74.3%)	(1,088,938)	(72.0%)

Gross profit	400,854	25.7%	424,499	28.0%
Selling, general and administrative expenses	(289,950)	(18.6%)	(282,050)	(18.6%)
Special charges	(37,615)	(2.4%)	(28,951)	(1.9%)
Other income (expense), net	(1,543)	(0.1%)	(2,482)	(0.2%)
Interest expense	(14,178)	(0.9%)	(14,790)	(1.0%)

Income from continuing operations before income taxes and income from equity method investments	57,568	3.7%	96,226	6.4%
Income taxes	(23,414)	(1.5%)	(28,274)	(1.9%)
Income from equity method investments	5,205	0.3%	6,020	0.4%

Income from continuing operations	39,359	2.5%	73,972	4.9%
Income from discontinued operations	—	0.0%	1,211	0.1%

Net income including non-controlling interests	39,359	2.5%	75,183	5.0%
Net income attributable to non-controlling interests	(264)	(0.0%)	(308)	(0.0%)

Net income attributable to H.B. Fuller	$39,095	2.5%	$74,875	4.9%

Basic income per common share attributable to H.B. Fuller
Income from continuing operations	0.78		1.48
Income from discontinued operations	—		0.02

	$0.78		$1.50

Diluted income per common share attributable to H.B. Fuller[a]
Income from continuing operations	0.76		1.44
Income from discontinued operations	—		0.02

	$0.76		$1.47

Weighted-average common shares outstanding:
Basic	49,973		49,888
Diluted	51,242		51,102
Dividends declared per common share	$0.340		$0.285

a	Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

SEGMENT FINANCIAL INFORMATION

In thousands (unaudited)

	13 Weeks Ended	13 Weeks Ended
	August 30, 2014	August 31, 2013
Net Revenue:
Americas Adhesives	$237,657	$233,515
EIMEA	177,478	180,753
Asia Pacific	63,847	59,454
Construction Products	47,783	40,857

Total H.B. Fuller	$526,765	$514,579

Segment Operating Income:[2]
Americas Adhesives	$21,854	$34,871
EIMEA	3,139	14,199
Asia Pacific	897	1,564
Construction Products	2,485	3,269

Total H.B. Fuller	$28,375	$53,903

Depreciation Expense:
Americas Adhesives	$4,353	$3,710
EIMEA	4,594	3,094
Asia Pacific	1,340	1,121
Construction Products	918	816

Total H.B. Fuller	$11,205	$8,741

Amortization Expense:
Americas Adhesives	$1,394	$1,387
EIMEA	1,924	1,843
Asia Pacific	462	481
Construction Products	1,954	1,933

Total H.B. Fuller	$5,734	$5,644

EBITDA:[3]
Americas Adhesives	$27,601	$39,968
EIMEA	9,657	19,136
Asia Pacific	2,698	3,166
Construction Products	5,358	6,018

Total H.B. Fuller	$45,314	$68,288

Segment Operating Margin:[4]
Americas Adhesives	9.2%	14.9%
EIMEA	1.8%	7.9%
Asia Pacific	1.4%	2.6%
Construction Products	5.2%	8.0%

Total H.B. Fuller	5.4%	10.5%

EBITDA Margin:[3]
Americas Adhesives	11.6%	17.1%
EIMEA	5.4%	10.6%
Asia Pacific	4.2%	5.3%
Construction Products	11.2%	14.7%

Total H.B. Fuller	8.6%	13.3%

Net Revenue Growth:
Americas Adhesives	1.8%
EIMEA	(1.8%)
Asia Pacific	7.4%
Construction Products	17.0%

Total H.B. Fuller	2.4%

H.B. FULLER COMPANY AND SUBSIDIARIES

SEGMENT FINANCIAL INFORMATION

In thousands (unaudited)

	39 Weeks Ended	39 Weeks Ended
	August 30, 2014	August 31, 2013
Net Revenue:
Americas Adhesives	$684,308	$670,019
EIMEA	538,693	543,448
Asia Pacific	196,842	182,148
Construction Products	136,937	117,822

Total H.B. Fuller	$1,556,780	$1,513,437

Segment Operating Income:[2]
Americas Adhesives	$78,949	$92,621
EIMEA	21,735	34,817
Asia Pacific	4,443	6,331
Construction Products	5,777	8,680

Total H.B. Fuller	$110,904	$142,449

Depreciation Expense:
Americas Adhesives	$12,284	$11,214
EIMEA	11,895	9,745
Asia Pacific	3,930	3,419
Construction Products	2,684	2,444

Total H.B. Fuller	$30,793	$26,822

Amortization Expense:
Americas Adhesives	$4,182	$3,926
EIMEA	5,815	5,589
Asia Pacific	1,453	1,441
Construction Products	5,861	5,790

Total H.B. Fuller	$17,311	$16,746

EBITDA:[3]
Americas Adhesives	$95,415	$107,761
EIMEA	39,445	50,151
Asia Pacific	9,826	11,191
Construction Products	14,322	16,914

Total H.B. Fuller	$159,008	$186,017

Segment Operating Margin:[4]
Americas Adhesives	11.5%	13.8%
EIMEA	4.0%	6.4%
Asia Pacific	2.3%	3.5%
Construction Products	4.2%	7.4%

Total H.B. Fuller	7.1%	9.4%

EBITDA Margin:[3]
Americas Adhesives	13.9%	16.1%
EIMEA	7.3%	9.2%
Asia Pacific	5.0%	6.1%
Construction Products	10.5%	14.4%

Total H.B. Fuller	10.2%	12.3%

Net Revenue Growth:
Americas Adhesives	2.1%
EIMEA	(0.9%)
Asia Pacific	8.1%
Construction Products	16.2%

Total H.B. Fuller	2.9%

H.B. FULLER COMPANY AND SUBSIDIARIES

SEGMENT FINANCIAL INFORMATION

NET REVENUE GROWTH

(unaudited)

		13 Weeks Ended August 30, 2014
	Americas Adhesives	EIMEA	Asia Pacific	Construction Products	Total HBF
Price	(1.6%)	0.4%	0.3%	(1.5%)	(0.7%)
Volume	3.6%	(5.4%)	6.7%	18.5%	2.0%

Organic Growth	2.0%	(5.0%)	7.0%	17.0%	1.3%
F/X	(0.2%)	3.2%	0.4%	0.0%	1.1%

	1.8%	(1.8%)	7.4%	17.0%	2.4%

		39 Weeks Ended August 30, 2014
	Americas Adhesives	EIMEA	Asia Pacific	Construction Products	Total HBF
Price	(1.3%)	0.5%	(0.1%)	(3.0%)	(0.6%)
Volume	3.8%	(3.5%)	10.7%	19.2%	3.2%

Organic Growth	2.5%	(3.0%)	10.6%	16.2%	2.6%
F/X	(0.4%)	2.1%	(2.5%)	0.0%	0.3%

	2.1%	(0.9%)	8.1%	16.2%	2.9%

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

	13 Weeks Ended	13 Weeks Ended
	August 30, 2014	August 31, 2013
Net income including non-controlling interests	$4,084	$28,361
Income from discontinued operations	—	(1,211)
Income from equity method investments	(1,668)	(1,937)
Income taxes	8,035	10,290
Interest expense	5,292	4,579
Other income (expense), net	289	1,046
Special charges	12,343	12,775

Segment operating income[2]	28,375	53,903
Depreciation expense	11,205	8,741
Amortization expense	5,734	5,644

EBITDA[3]	$45,314	$68,288
EBITDA margin[3]	8.6%	13.3%

	39 Weeks Ended	39 Weeks Ended
	August 30, 2014	August 31, 2013
Net income including non-controlling interests	$39,359	$75,183
Income from discontinued operations	—	(1,211)
Income from equity method investments	(5,205)	(6,020)
Income taxes	23,414	28,274
Interest expense	14,178	14,790
Other income (expense), net	1,543	2,482
Special charges	37,615	28,951

Segment operating income[2]	110,904	142,449
Depreciation expense	30,793	26,822
Amortization expense	17,311	16,746

EBITDA[3]	$159,008	$186,017
EBITDA margin[3]	10.2%	12.3%

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

	13 Weeks Ended	13 Weeks Ended
	August 30, 2014	August 31, 2013
Net revenue	$526,765	$514,579
Cost of sales	(401,611)	(370,072)

Gross profit	125,154	144,507
Selling, general and administrative expenses	(96,779)	(90,604)

Segment operating income[2]	28,375	53,903
Depreciation expense	11,205	8,741
Amortization expense	5,734	5,644

EBITDA[3]	$45,314	$68,288
EBITDA margin[3]	8.6%	13.3%

	39 Weeks Ended	39 Weeks Ended
	August 30, 2014	August 31, 2013
Net revenue	$1,556,780	$1,513,437
Cost of sales	(1,155,926)	(1,088,938)

Gross profit	400,854	424,499
Selling, general and administrative expenses	(289,950)	(282,050)

Segment operating income[2]	110,904	142,449
Depreciation expense	30,793	26,822
Amortization expense	17,311	16,746

EBITDA[3]	$159,008	$186,017
EBITDA margin[3]	10.2%	12.3%

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

				Adjusted
		13 Weeks Ended		13 Weeks Ended
		August 30, 2014	Adjustments	August 30, 2014
Net revenue		$526,765	$—	$526,765
Cost of sales		(401,611)	(5,337)	(396,274)

Gross profit		125,154	(5,337)	130,491
Selling, general and administrative expenses		(96,779)	(4,543)	(92,236)
Acquisition and transformation related costs	(1,864)
Workforce reduction costs	55
Facility exit costs	(8,802)
Other related costs	(1,732)

Special charges, net		(12,343)	(12,343)	—
Other income (expense), net		(289)	—	(289)
Interest expense		(5,292)	—	(5,292)

Income before income taxes and income from equity method investments		10,451	(22,223)	32,674
Income taxes		(8,035)	4,531	(12,566)
Income from equity method investments		1,668	—	1,668

Net income including non-controlling interests		4,084	(17,692)	21,776
Net income attributable to non-controlling interests		(97)	—	(97)

Net income attributable to H.B. Fuller		$3,987	$(17,692)	$21,679

Basic income (loss) per common share attributable to H.B. Fuller		$0.08	$(0.35)	$0.43

Diluted income (loss) per common share attributable to H.B. Fuller		$0.08	$(0.34)	$0.42 [1]

Weighted-average common shares outstanding:
Basic		50,053	50,053	50,053
Diluted		51,297	51,297	51,297

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

				Adjusted
		13 Weeks Ended		13 Weeks Ended
		August 31, 2013	Adjustments	August 31, 2013
Net revenue		$514,579	$—	$514,579
Cost of sales		(370,072)	(1,098)	(368,974)

Gross profit		144,507	(1,098)	145,605
Selling, general and administrative expenses		(90,604)		(90,604)
Acquisition and transformation related costs	(1,641)
Workforce reduction costs	(3,212)
Facility exit costs	(5,118)
Other related costs	(2,804)

Special charges, net		(12,775)	(12,775)	—
Other income (expense), net		(1,046)	—	(1,046)
Interest expense		(4,579)	—	(4,579)

Income from continuing operations before income taxes and income from equity method investments		35,503	(13,873)	49,376
Income taxes		(10,290)	3,262	(13,552)
Income from equity method investments		1,937	—	1,937

Net income from continuing operations		27,150	(10,611)	37,761
Income from discontinued operations		1,211	1,211	—

Net income including non-controlling interests		28,361	(9,400)	37,761
Net income attributable to non-controlling interests		(92)	—	(92)

Net income attributable to H.B. Fuller		$28,269	$(9,400)	$37,669

Basic income per common share attributable to H.B. Fuller[a]
Income from continuing operations		0.54	(0.21)	0.75
Income from discontinued operations		0.02	0.02	—

		$0.57	$(0.19)	$0.75

Diluted income per common share attributable to H.B. Fuller[a]
Income from continuing operations		0.53	(0.21)	0.74 [1]
Income from discontinued operations		0.02	0.02	—

		$0.55	$(0.18)	$0.74

Weighted-average common shares outstanding:
Basic		49,913	49,913	49,913
Diluted		51,127	51,127	51,127

[a]	Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

				Adjusted
		39 Weeks Ended		39 Weeks Ended
		August 30, 2014	Adjustments	August 30, 2014
Net revenue		$1,556,780	$—	$1,556,780
Cost of sales		(1,155,926)	(12,022)	(1,143,904)

Gross profit		400,854	(12,022)	412,876
Selling, general and administrative expenses		(289,950)	(10,502)	(279,448)
Acquisition and transformation related costs	(6,150)
Workforce reduction costs	(2,903)
Facility exit costs	(21,254)
Other related costs	(7,308)

Special charges		(37,615)	(37,615)	—
Other income (expense), net		(1,543)	—	(1,543)
Interest expense		(14,178)	—	(14,178)

Income before income taxes and income from equity method investments		57,568	(60,139)	117,707
Income taxes		(23,414)	12,411	(35,825)
Income from equity method investments		5,205	—	5,205

Net income including non-controlling interests		39,359	(47,728)	87,087
Net income attributable to non-controlling interests		(264)	—	(264)

Net income attributable to H.B. Fuller		$39,095	$(47,728)	$86,823

Basic income per common share attributable to H.B. Fuller		$0.78	$(0.96)	$1.74

Diluted income per common share attributable to H.B. Fuller		$0.76	$(0.93)	$1.69 [1]

Weighted-average common shares outstanding:
Basic		49,973	49,973	49,973
Diluted		51,242	51,242	51,242

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

				Adjusted
		39 Weeks Ended		39 Weeks Ended
		August 31, 2013	Adjustments	August 31, 2013
Net revenue		$1,513,437	$—	$1,513,437
Cost of sales		(1,088,938)	(1,098)	(1,087,840)

Gross profit		424,499	(1,098)	425,597
Selling, general and administrative expenses		(282,050)		(282,050)
Acquisition and transformation related costs	(5,807)
Workforce reduction costs	(7,393)
Facility exit costs	(10,174)
Other related costs	(5,577)

Special charges		(28,951)	(28,951)	—
Other income (expense), net		(2,482)		(2,482)
Interest expense		(14,790)		(14,790)

Income from continuing operations before income taxes and income from equity method investments		96,226	(30,049)	126,275
Income taxes		(28,274)	6,829	(35,103)
Income from equity method investments		6,020	—	6,020

Income from continuing operations		73,972	(23,220)	97,192
Income from discontinued operations		1,211	1,211	—

Net income including non-controlling interests		75,183	(22,009)	97,192
Net income attributable to non-controlling interests		(308)	—	(308)

Net income attributable to H.B. Fuller		$74,875	$(22,009)	$96,884

Basic income per common share attributable to H.B. Fuller[a]
Income from continuing operations		1.48	(0.47)	1.94
Income from discontinued operations		0.02	0.02	—

		$1.50	$(0.44)	$1.94

Diluted income per common share attributable to H.B. Fuller[a]
Income from continuing operations		1.44	(0.45)	1.90 [1]
Income from discontinued operations		0.02	0.02	—

		$1.47	$(0.43)	$1.90

Weighted-average common shares outstanding:
Basic		49,888	49,888	49,888
Diluted		51,102	51,102	51,102

a	Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

ADJUSTED EARNING PER SHARE RECONCILIATION

In thousands (unaudited)

	13 weeks ended August 30, 2014			13 weeks ended August 31, 2013
	Income			Income
	before	Income	Diluted	before	Income	Diluted
	Income Tax	Taxes	EPS[a]	Income Tax	Taxes	EPS
GAAP Earnings	$12,022	$8,035	$0.08	$37,348	$10,290	$0.53
Special charges, net	12,343	1,406	0.21	12,775	3,031	0.19
Other business integration costs	1,896	144	0.03	—	—	—
Project ONE	7,692	2,931	0.09	—	—	—
Acquisition project costs	292	50	—	—	—	—
Other	—	—	—	1,098	231	0.02

Adjusted Earnings	$34,245	$12,566	$0.42	$51,221	$13,552	$0.74

	39 weeks ended August 30, 2014			39 weeks ended August 31, 2013
	Income			Income
	before	Income	Diluted	before	Income	Diluted
	Income Tax	Taxes	EPS	Income Tax	Taxes	EPS
GAAP Earnings	$62,509	$23,414	$0.76	$101,938	$28,274	$1.44
Special charges, net	37,615	5,303	0.63	28,951	6,598	0.44
Other business integration costs	5,392	867	0.09	—	—	—
Project ONE	15,799	6,020	0.19	—	—	—
Acquisition project costs	1,333	221	0.02	—	—	—
Other	—	—	—	1,098	231	0.02

Adjusted Earnings	$122,648	$35,825	$1.69	$131,987	$35,103	$1.90

a	Income per share amounts may not add due to rounding

[1]	Adjusted diluted earnings per share (EPS) is a non-GAAP financial measure and excludes items listed on the adjusted earnings per share reconciliation table above which excludes: special charges associated with two previously announced events: the EIMEA business transformation project and the expenses associated with the Forbo acquisition integration project, which have been combined and are now referred to as the “business integration”; additional costs associated with the Company’s ongoing Project ONE implementation; and acquisition project costs.
[2]	Segment operating income is defined as gross profit less SG&A expense. Items that are reported on the special charges line of the income statement are excluded from the segment operating income calculation.
[3]	EBITDA is a non-GAAP financial measure defined on a consolidated basis as gross profit, less SG&A expense, plus depreciation expense, plus amortization expense. On a segment basis it is defined as operating income, plus depreciation expense, plus amortization expense. EBITDA margin is defined as EBITDA divided by net revenue.
[4]	Segment operating margin is a non-GAAP financial measure defined as gross profit, less SG&A expense, divided by net revenue.